UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2011

Date of reporting period: August 31, 2011

Item 1. Reports to Stockholders.

PMC Funds

PMC Core Fixed Income Fund (PMFIX)

PMC Diversified Equity Fund (PMDEX)

Annual Report

August 31, 2011

PMC Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and one-year period ended August 31, 2011.

The table below presents the standardized performance of the PMC Funds relative to their respective benchmarks. While it may seem like the same old refrain, the past twelve months have not been an environment favorable to equity investors, as fears about the state of the global economy continue to cast a pall over stock prices. It has been a year of fits and starts for both stocks and bonds, as markets have reacted to conflicting signs that at times suggest the economy is gaining positive momentum while at other times indicate that a “double-dip” recession is right around the corner. There have been several factors that have most impacted the markets during the past year. First, monetary policy has proven to be increasingly less effective, perhaps due to the fundamental nature of what is occurring in the economy. The Federal Reserve’s accommodative policies during the crisis in 2008 were crucial to averting an economic meltdown, but have been decidedly less effective in rekindling sustainable economic growth since then. The reasons this is so are varied, but seem to center on the fact that the economy is going through a massive deleveraging process that is hard to stand in the way of. When a battleship changes course, there are few effective ways to stop it.

The Fed has been very creative in attempting to use all the policy tools at its disposal to spur growth. In August, the Fed communicated that it would maintain its current low interest rate policy for at least two more years, giving the market some assurance that a policy change was not imminent. More recently, in an effort to counteract what it views as a deteriorating global economic situation, the Fed announced that it would change the structure of its balance sheet to own more long-term securities, a move that was not well received by the equity market.

A second factor weighing on the market over the past year has been the ongoing, and seemingly never-ending credit situation in Europe. The euro zone countries have been having a difficult time trying to forge a plan for bolstering some of its member economies that have encountered severe financial stress, such as Greece and Italy. The taxpayers in the euro zone’s stronger economies, such as Germany, have opposed the idea of bailing out their more profligate bretheren, causing turmoil in the world markets and a fear that U.S. bank exposure to those countries could cause the problems to wash up on our shores as well.

Yet another factor that caused a great amount of tumult over the summer is the prevailing divisive political discourse that came to a head during budget deficit negotiations. President Obama and his administration are adamant in their stance that taxes must be increased in order to reduce the deficit, while the “tea party” wing of the Republican-controlled House is equally adamantly against tax increases. All of this dialogue has resulted in a “risk-off,” flight-to-quality environment that has really only benefited U.S. Treasurys. The equity market is frustrated at the lack of political leadership, and is likely to remain in a holding pattern until economic growth is clearly visible and business and consumer confidence restored.

Total Returns as of August 31, 2011*

*Periods of Less than 1-Year Are Unannualized

Fund	Three Months	Six Months	Year to Date	One Year	Since Inception	Inception Date	Gross Expense Ratio
PMC Diversified Equity Fund	-10.72%	-8.12%	-3.44%	18.87%	10.38%	8-26-09	1.75%
MSCI World Index	-10.08%	-8.91%	-3.53%	15.06%	8.29%
PMC Core Fixed Income Fund	1.28%	3.62%	4.40%	4.34%	8.60%	9-28-07	1.61%
Barclays Capital U.S. Aggregate Bond Index	2.77%	5.49%	5.88%	4.62%	6.83%

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For more recent performance, please visit the Funds’ website at www.investpmc.com or by calling 888-762-7338. Performance results reflect expense subsidies and waivers in effect; without these waivers, returns would have been less favorable.

PMC	Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure. The Fund’s investment objective is long-term capital appreciation, and the five sub-advisers selected to manage Fund assets are: Mellon Capital Management Corporation (Large Cap Growth); Loomis, Sayles & Company, L.P. (Large Cap Value); Delaware Management Company (Small Cap Core); Neuberger Berman Management, LLC (International ADR) and William Blair & Co., LLC, (Global). The Fund has had generally strong performance relative to the benchmark over the twelve month period ending August 31, 2011. For the most recent three-month period, the Fund generated a return of -10.72%, slightly underperforming the -10.08% return of the MSCI World Index. For the twelve months ended August 31, 2011, the Fund generated a total return of +18.87%, outperforming the +15.06% return of the benchmark. Relative performance during the twelve month period was negatively impacted by stock selection in the materials and consumer discretionary categories. Among the positive contributors to performance during the same period was stock selection in the information technology sector.

Also during the twelve month period, the Fund’s sub-advisers were able to effectively identify opportunities in the large cap, small cap and international segments of the market while maintaining a risk-controlled posture.

The primary risks to the strategies employed by the Fund’s sub-advisers primarily involve systematic risk. Because each of the sub-advisers controls the risk of the portfolio relative to their benchmark, the overall portfolio should track the benchmark fairly closely on a relative basis. However, if a general market decline were experienced, the sub-advisers’ fully invested strategies would incur a similar setback.

PMC	Core Fixed Income Fund

The PMC Core Fixed Income Fund continued to perform well on an absolute basis in the three- and twelve-month periods ending August 31, 2011. However, the Fund trailed the benchmark on a relative basis over both periods. For the most recent three-month period, the Fund generated a return of +1.28%, underperforming the benchmark Barclays Capital U.S. Aggregate Bond Index return of +2.77%. For the twelve months ended August 31, 2011 the Fund posted a return of +4.34%, trailing the benchmark return of +4.62%. The primary factor negatively impacting performance during both periods for the Fund’s three sub-advisers, Neuberger Berman Fixed Income LLC, Schroder Investment Management North America, Inc. and William Blair & Co., LLC, was an overweight to credit securities. While the Fund has built an enviable track record since inception based on the sub-advisers’ ability to identify individual credits, the economic situation and actions by the Federal Reserve over the past several months have caused U.S. Treasury securities to rally sharply in relation to corporates. Being underweight the Treasury segment of the market has detracted from performance.

The primary risks to the strategies employed by the Fund’s sub-advisers remain the same as last year, and exist at both the macro level and in individual security selection. At the macro level, if economic growth continues to slow causing credit spreads to widen further, the Fund is likely to suffer in both absolute and relative terms due to the sub-advisers being overweight non-U.S. Treasury credits. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

Remarks

While the equity market in general has advanced strongly over the past twelve months, ongoing concerns about economic prospects have caused more recent performance to wane. Investors have found solace in certain segments of the fixed income market, particularly in U.S. Treasurys. Upcoming budget deficit negotiations in Congress, as well as candidate positioning ahead of the 2012 elections, should provide investors with greater clarity in the months ahead.

As always, we appreciate your continued trust and confidence in the PMC Funds during these difficult times. We will continue to do all we can to ensure that such trust and confidence are well placed, and will manage the PMC Funds with that goal clearly in mind.

Envestnet	Asset Management

The views in this report were those of the Investment Adviser and the Investment Sub-Advisers as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus for a complete description of the risks associated with investing in the PMC Funds.

PMC FUNDS

Expense Examples

(Unaudited)

As a shareholder of the PMC Funds (the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/11–8/31/11).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of ETFs or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PMC FUNDS

Expense Example Tables

(Unaudited)

	PMC Core Fixed Income Fund
	Beginning Account Value 3/1/11	Ending Account Value 8/31/11	Expenses Paid During Period 3/1/11–8/31/11*
Actual	$1,000.00	$1,036.20	$5.13
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09
*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	PMC Diversified Equity Fund
	Beginning Account Value 3/1/11	Ending Account Value 8/31/11	Expenses Paid During Period 3/1/11–8/31/11*
Actual	$1,000.00	$918.80	$6.77
Hypothetical (5% return before expenses)	1,000.00	1,018.15	7.12
*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PMC CORE FIXED INCOME FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2011 is shown below.

	PMC Core Fixed Income Fund	Barclays Capital Aggregate Bond Index
One Year	4.34%	4.62%
Since Inception (9/28/07)	8.60%	6.81%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-762-7338.

Continued

PMC CORE FIXED INCOME FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index) is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

PMC DIVERSIFIED EQUITY FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2011 is shown below.

	PMC Diversified Equity Fund	MSCI World Index
One Year	18.87%	15.06%
Since Inception (8/26/09)	10.38%	8.28%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-762-7338.

Continued

PMC DIVERSIFIED EQUITY FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 26, 2009, the inception date of the Fund. The graph does not reflect any future performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 30, 2011, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*	Inception Date

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2011

	Principal Amount	Value
Asset Backed Securities—2.40%
BA Credit Card Trust
2010-1, 0.553%, 09/15/2015	$140,000	$140,388
Chase Issuance Trust
FLT, 1.792%, 09/15/2015	140,000	144,046
CNH Equipment Trust
2011-A, 2.040%, 10/17/2016	155,000	159,325
Continental Airlines 2007-1 Class A Pass Through Trust
5.983%, 10/19/2023	146,788	148,989
Delta Air Lines 2007-1 Class A Pass Through Trust
2007-1, 6.821%, 08/10/2022(a)	151,268	154,294
Delta Air Lines 2009-1 Class A Pass Through Trust
7.750%, 12/17/2019	116,854	122,696
Discover Card Master Trust
A, 1.553%, 12/15/2014	140,000	141,373
MBNA Credit Card Master Note Trust
2005-10A, 0.313%, 11/16/2015	70,000	69,946
South Carolina Student Loan Corp.
0.734%, 01/25/2021	103,579	103,443
Structured Asset Investment Loan Trust
2004-8, 0.786%, 09/25/2034	210,000	127,336
UAL 2007-1 Pass Through Trust
Series A, 6.636%, 01/02/2024	348,317	349,188
Wachovia Auto Owner Trust
2008-A, 1.403%, 03/20/2014	107,173	107,784

Total Asset Backed Securities (Cost $1,713,049)		1,768,808

Corporate Bonds—24.51%
Air Transportation—0.25%
Continental Airlines 2010-1 Class A Pass Through Trust
4.750%, 01/12/2021	60,000	56,100
Continental Airlines, Inc.
6.750%, 09/15/2015(a)	55,000	53,900
Delta Air Lines, Inc.
9.500%, 09/15/2014(a)	73,000	75,190

		185,190

Ambulatory Health Care Services—0.19%
DaVita, Inc.
6.375%, 11/01/2018	85,000	83,725
Quest Diagnostics, Inc.
4.700%, 04/01/2021	55,000	58,961

		142,686

Beverage and Tobacco Product Manufacturing—0.89%
Altria Group, Inc.
4.750%, 05/05/2021	140,000	145,775
9.950%, 11/10/2038	35,000	49,438
Anheuser-Busch InBev Worldwide, Inc.
1.500%, 07/14/2014	90,000	91,286
Coca-Cola Co.
1.800%, 09/01/2016(a)	85,000	85,901
PepsiCo, Inc.
4.875%, 11/01/2040	60,000	64,159

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2011 (Continued)

	Principal Amount	Value
Reynolds American, Inc.
7.625%, 06/01/2016	$80,000	$96,500
7.250%, 06/15/2037	25,000	28,011
Reynolds Group Issuer, Inc.
7.125%, 04/15/2019(a)	100,000	95,250

		656,320

Broadcasting (except Internet)—1.52%
AMC Networks, Inc.
7.750%, 07/15/2021(a)	70,000	72,625
CCO Holdings LLC
7.000%, 01/15/2019	35,000	35,350
Cequel Communications Holdings I LLC and Cequel Capital Corp.
8.625%, 11/15/2017(a)	75,000	78,375
DIRECTV Holcings LLC
5.000%, 03/01/2021	55,000	59,239
DIRECTV Holdings LLC
6.375%, 03/01/2041	60,000	66,692
NBCUniversal Media LLC
5.150%, 04/30/2020	75,000	83,310
4.375%, 04/01/2021	105,000	107,976
6.400%, 04/30/2040	65,000	73,917
Time Warner Cable, Inc.
6.750%, 07/01/2018	295,000	347,896
5.875%, 11/15/2040	45,000	47,245
Univision Communications, Inc.
7.875%, 11/01/2020(a)	75,000	72,375
Viacom, Inc.
4.500%, 03/01/2021	70,000	72,768

		1,117,768

Chemical Manufacturing—0.52%
Abbott Laboratories
4.125%, 05/27/2020	40,000	43,930
Agrium, Inc.
6.125%, 01/15/2041	45,000	51,466
The Dow Chemical Co.
4.250%, 11/15/2020	90,000	92,269
EI du Pont de Nemours & Co.
4.900%, 01/15/2041	25,000	25,799
Gilead Sciences, Inc.
4.500%, 04/01/2021	80,000	85,951
Watson Pharmaceuticals, Inc.
6.125%, 08/15/2019	75,000	86,328

		385,743

Clothing and Clothing Accessories Stores—0.12%
Nordstrom, Inc.
6.750%, 06/01/2014	40,000	45,560
4.750%, 05/01/2020	40,000	43,408

		88,968

Computer and Electronic Product Manufacturing—0.91%
Audatex North America, Inc.
6.750%, 06/15/2018(a)	85,000	83,937

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2011 (Continued)

	Principal Amount	Value
Avaya, Inc.
7.000%, 04/01/2019(a)	80,000	$72,400
CommScope, Inc.
8.250%, 01/15/2019(a)	80,000	79,600
Jabil Circuit, Inc.
5.625%, 12/15/2020	80,000	77,300
Sanmina-SCI Corp.
7.000%, 05/15/2019(a)	80,000	72,400
Texas Instruments, Inc.
2.375%, 05/16/2016	75,000	77,522
Thermo Fisher Scientific, Inc.
3.600%, 08/15/2021	25,000	25,535
Xerox Corp.
4.500%, 05/15/2021	175,000	181,323

		670,017

Credit Intermediation and Related Activities—5.47%
American Express Credit Corp.
5.125%, 08/25/2014	215,000	235,638
Bank of America Corp.
5.625%, 07/01/2020	120,000	121,738
5.000%, 05/13/2021	155,000	152,018
Bank Of Montreal
2.850%, 06/09/2016(a)	550,000	584,091
Canadian Imperial Bank of Commerce
2.600%, 07/02/2015(a)	210,000	220,313
2.750%, 01/24/2016(a)	150,000	158,937
Caterpillar Financial Services Corp.
1.375%, 05/20/2014	70,000	70,809
Citigroup, Inc.
5.500%, 04/11/2013	90,000	93,809
3.953%, 06/15/2016	340,000	347,787
6.125%, 11/21/2017	160,000	175,495
6.875%, 03/05/2038	50,000	53,291
Danske Bank A/S
3.875%, 04/14/2016(a)	200,000	195,024
ERAC USA Finance Company
4.500%, 08/16/2021(a)	95,000	96,946
Ford Motor Credit Co., LLC
6.625%, 08/15/2017	100,000	104,818
General Electric Capital Corp.
5.900%, 05/13/2014	130,000	144,306
Lloyds TSB Bank PLC
6.375%, 01/21/2021	40,000	41,958
PPL WEM Holdings PLC
3.900%, 05/01/2016(a)	105,000	110,246
Province of New Brunswick Canada
2.750%, 06/15/2018	140,000	146,400
Royal Bank of Canada
3.125%, 04/14/2015(a)	200,000	213,235
US Bank NA
4.950%, 10/30/2014	250,000	275,696
Wachovia Bank NA
0.666%, 11/03/2014	300,000	278,950

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2011 (Continued)

	Principal Amount	Value
WEA Finance LLC
7.500%, 06/02/2014(a)	185,000	$210,168

		4,031,673

Electronics and Appliance Stores—0.11%
Best Buy, Inc.
5.500%, 03/15/2021	85,000	81,089

Financials—0.09%
Willis Group Holdings PLC
5.750%, 03/15/2021	65,000	67,435

Food and Beverage Stores—0.08%
Delhaize Group SA
5.700%, 10/01/2040	60,000	59,342

Food Manufacturing—0.62%
Kraft Foods, Inc.
5.375%, 02/10/2020	25,000	28,444
6.875%, 02/01/2038	30,000	35,860
6.500%, 02/09/2040	205,000	239,631
Sigma Alimentos SA de CV
5.625%, 04/12/2018(a)	150,000	153,750

		457,685

Food Services and Drinking Places—0.04%
Yum! Brands, Inc.
6.875%, 11/15/2037	25,000	30,143

Funds, Trusts, and Other Financial Vehicles—1.26%
Bank of America NA
6.100%, 06/15/2017	330,000	327,152
Camden Property Trust
4.625%, 06/15/2021	70,000	71,405
Digital Realty Trust LP
5.875%, 02/01/2020	110,000	115,035
5.250%, 03/15/2021	55,000	55,183
Health Care REIT, Inc.
5.250%, 01/15/2022	95,000	94,881
Morgan Stanley
5.500%, 07/28/2021	35,000	35,011
Sabra Health Care LP
8.125%, 11/01/2018	80,000	76,600
Seagate HDD Cayman
7.000%, 11/01/2021(a)	80,000	76,000
Senior Housing Properties Trust
4.300%, 01/15/2016	75,000	75,062

		926,329

General Merchandise Stores—0.39%
Macy’s Retail Holdings, Inc.
6.700%, 07/15/2034	65,000	66,156
Wal-Mart Stores, Inc.
3.625%, 07/08/2020	210,000	218,873

		285,029

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2011 (Continued)

	Principal Amount	Value
Health and Personal Care Stores—0.43%
CVS Caremark Corp.
5.750%, 05/15/2041	95,000	$99,477
Express Scripts, Inc.
3.125%, 05/15/2016	215,000	220,160

		319,637

Insurance Carriers and Related Activities—1.12%
Berkshire Hathaway, Inc.
0.716%, 02/11/2013	290,000	291,327
CNA Financial Corp.
7.350%, 11/15/2019	55,000	62,820
Hartford Financial Services Group, Inc.
5.375%, 03/15/2017	250,000	258,149
5.500%, 03/30/2020	45,000	45,627
Lincoln National Corp.
4.850%, 06/24/2021	50,000	49,440
Nationwide Financial Services, Inc.
5.375%, 03/25/2021	110,000	113,987

		821,350

Machinery Manufacturing—0.20%
Bombardier, Inc.
7.750%, 03/15/2020(a)	60,000	65,850
Case New Holland, Inc.
7.750%, 09/01/2013	75,000	79,312

		145,162

Management of Companies and Enterprises—1.63%
Bank of America Corp.
4.500%, 04/01/2015	145,000	146,529
The Goldman Sachs Group, Inc.
6.250%, 02/01/2041	60,000	59,217
JPMorgan Chase & Co.
4.250%, 10/15/2020	70,000	71,618
4.625%, 05/10/2021	80,000	83,031
Morgan Stanley
3.450%, 11/02/2015	155,000	150,155
3.800%, 04/29/2016	280,000	275,560
5.625%, 09/23/2019	410,000	417,416

		1,203,526

Merchant Wholesalers, Durable Goods—0.14%
DIRECTV Holdings LLC
6.000%, 08/15/2040	100,000	105,724

Merchant Wholesalers, Nondurable Goods—0.49%
Alliance One International, Inc.
10.000%, 07/15/2016	70,000	63,613
Lorillard Tobacco Co.
3.500%, 08/04/2016	90,000	90,410
8.125%, 06/23/2019	135,000	162,482
McKesson Corp.
7.500%, 02/15/2019	35,000	45,093

		361,598

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2011 (Continued)

	Principal Amount	Value
Mining (except Oil and Gas)—0.38%
Newmont Mining Corp.
6.250%, 10/01/2039	40,000	$45,851
Rio Tinto Finance USA Ltd.
3.500%, 11/02/2020	85,000	84,700
Southern Copper Corp.
6.750%, 04/16/2040	60,000	63,664
Teck Resources Ltd.
6.250%, 07/15/2041	80,000	85,095

		279,310

Motion Picture and Sound Recording Industries—0.19%
Time Warner, Inc.
6.100%, 07/15/2040	80,000	86,677
6.250%, 03/29/2041	50,000	55,697

		142,374

Oil and Gas Extraction—0.64%
Chesapeake Energy Corp.
6.625%, 08/15/2020	75,000	78,750
Enterprise Products Operating LLC
6.125%, 10/15/2039	25,000	26,340
5.950%, 02/01/2041	55,000	57,365
Husky Energy, Inc.
5.900%, 06/15/2014	55,000	61,169
Nexen, Inc.
6.400%, 05/15/2037	70,000	72,256
Occidental Petroleum Corp.
1.750%, 02/15/2017	35,000	34,859
Petrohawk Energy Corp.
7.250%, 08/15/2018	50,000	58,563
Plains All American Pipeline LP
8.750%, 05/01/2019	20,000	25,682
Targa Resource Partners LP/Targa Resources Partners Finance Corp.
6.875%, 02/01/2021(a)	55,000	54,588

		469,572

Paper Manufacturing—0.07%
International Paper Co.
7.950%, 06/15/2018	40,000	47,862

Petroleum and Coal Products Manufacturing—0.43%
Hess Corp.
6.000%, 01/15/2040	50,000	54,883
SunCoke Energy, Inc.
7.625%, 08/01/2019(a)	80,000	79,000
Valero Energy Corp.
6.125%, 02/01/2020	165,000	184,130

		318,013

Pipeline Transportation—0.16%
El Paso Pipeline Partners Operating Co. LLC
6.500%, 04/01/2020	80,000	91,243
Kinder Morgan Energy Partners LP
6.500%, 09/01/2039	25,000	27,050

		118,293

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2011 (Continued)

	Principal Amount	Value
Primary Metal Manufacturing—0.07%
ArcelorMittal
6.750%, 03/01/2041	30,000	$28,717
Severstal Columbus LLC
10.250%, 02/15/2018	20,000	20,800

		49,517

Professional, Scientific, and Technical Services—0.39%
Comision Federal de Electricidad
4.875%, 05/26/2021(a)	200,000	206,500
DuPont Fabros Technology LP
8.500%, 12/15/2017	75,000	79,500

		286,000

Publishing Industries (except Internet)—0.14%
UBM PLC
5.750%, 11/03/2020(a)	100,000	105,631

Rail Transportation—0.39%
CSX Corp.
3.700%, 10/30/2020	105,000	106,670
6.150%, 05/01/2037	45,000	51,872
Kansas City Southern de Mexico SA de CV
6.625%, 12/15/2020(a)	75,000	78,375
Norfolk Southern Corp.
5.900%, 06/15/2019	40,000	48,127

		285,044

Rental and Leasing Services—0.28%
Avis Budget Car Rental LLC
8.250%, 01/15/2019	80,000	77,800
Hertz Corp.
6.750%, 04/15/2019(a)	55,000	51,562
Rent-A-Center, Inc.
6.625%, 11/15/2020	80,000	77,200

		206,562

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—1.07%
The Goldman Sachs Group, Inc.
3.625%, 02/07/2016	80,000	80,151
5.250%, 07/27/2021	110,000	111,733
6.750%, 10/01/2037	255,000	242,771
Merrill Lynch & Co, Inc.
6.050%, 05/16/2016	140,000	141,532
Prudential Financial, Inc.
3.875%, 01/14/2015	135,000	140,149
4.750%, 09/17/2015	65,000	69,599

		785,935

Specialty Trade Contractors—0.69%
CenturyLink, Inc.
6.450%, 06/15/2021	140,000	136,573
Nederlandse Waterschapsbank NV
1.375%, 05/16/2014(a)	365,000	371,461

		508,034

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2011 (Continued)

	Principal Amount	Value
Support Activities for Mining—0.19%
Precision Drilling Corp.
6.500%, 12/15/2021(a)	95,000	$95,237
SESI LLC
6.375%, 05/01/2019(a)	45,000	44,213

		139,450

Telecommunications—2.27%
AT&T, Inc.
4.450%, 05/15/2021	50,000	53,766
3.875%, 08/15/2021	245,000	252,136
6.550%, 02/15/2039	95,000	110,267
Equinix, Inc.
7.000%, 07/15/2021	75,000	76,313
GXS Worldwide, Inc.
9.750%, 06/15/2015	80,000	78,800
MetroPCS Wireless, Inc.
6.625%, 11/15/2020	80,000	75,000
News America, Inc.
4.500%, 02/15/2021	230,000	237,047
Nextel Communications, Inc.
6.875%, 10/31/2013	80,000	79,900
Qwest Corp.
7.500%, 10/01/2014	55,000	61,188
7.625%, 06/15/2015	90,000	100,575
Telefonica Emisiones SAU
3.992%, 02/16/2016	125,000	122,573
5.134%, 04/27/2020	60,000	57,133
5.462%, 02/16/2021	160,000	155,031
Verizon Communications, Inc.
4.600%, 04/01/2021	115,000	125,453
Windstream Corp.
7.875%, 11/01/2017	85,000	89,781

		1,674,963

Transportation Equipment Manufacturing—0.18%
Dana Holding Corp.
6.750%, 02/15/2021	55,000	54,175
Tenneco, Inc.
6.875%, 12/15/2020	80,000	81,600

		135,775

Utilities—0.43%
Atmos Energy Corp.
8.500%, 03/15/2019	60,000	81,140
Consolidated Edison Co. of New York, Inc.
4.450%, 06/15/2020	25,000	27,808
Dominion Resources, Inc.
4.900%, 08/01/2041	35,000	34,738
Duke Energy Carolinas LLC
4.300%, 06/15/2020	15,000	16,440
EQT Corp.
8.125%, 06/01/2019	25,000	30,872

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2011 (Continued)

	Principal Amount	Value
Noble Energy, Inc.
6.000%, 03/01/2041	40,000	$43,533
NRG Energy, Inc.
7.625%, 01/15/2018(a)	80,000	79,300

		313,831

Waste Management and Remediation Services—0.07%
Waste Management, Inc.
4.750%, 06/30/2020	45,000	48,789

Total Corporate Bonds (Cost $17,296,895)		18,057,369

Foreign Bonds—2.84%
Air Canada
9.250%, 08/01/2015(a)	80,000	77,200
AngloGold Ashanti Holdings PLC
5.375%, 04/15/2020	60,000	61,298
ArcelorMittal
6.125%, 06/01/2018	535,000	558,294
Canadian Imperial Bank of Commerce
2.000%, 02/04/2013(a)	290,000	295,473
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	35,000	47,462
Global Crossing UK Finance PLC
10.750%, 12/15/2014	20,000	20,700
Grupo Bimbo SAB de CV
4.875%, 06/30/2020(a)	210,000	221,867
Petrobras International Finance Co.—Pifco
5.750%, 01/20/2020	55,000	59,944
Swedbank Hypotek AB
0.759%, 03/28/2014(a)	200,000	200,452
Teck Resources Ltd.
10.750%, 05/15/2019	60,000	74,202
Telecom Italia Capital SA
6.175%, 06/18/2014	100,000	100,963
Telecom Italia Capital SA
4.950%, 09/30/2014	110,000	108,489
TransCanada PipeLines Ltd.
6.100%, 06/01/2040	35,000	41,448
Westpac Banking Corp.
1.900%, 12/14/2012(a)	105,000	106,815
WPP Finance UK
8.000%, 09/15/2014	100,000	116,273

Total Foreign Corporate Bonds (Cost $2,013,681)		2,090,880

Mortgage Backed Securities—14.46%
Americold LLC Trust
2010-ART, 3.847%, 01/14/2021(a)	95,426	100,169
2010-ART, 4.954%, 01/14/2021(a)	165,000	169,135
Bank of America Merrill Lynch Commercial Mortgage, Inc.
2007-1, 5.451%, 01/15/2049	200,000	213,124
Bear Stearns Commerical Mortgage Securities
A-2, 6.460%, 10/15/2036	165,866	167,717
A-4, 5.331%, 02/11/2044	70,000	72,241

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2011 (Continued)

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates
2006-C8, 5.306%, 12/10/2046	225,000	$240,125
Credit Suisse First Boston Mortgage Securities Corp.
2005-C2, 4.832%, 04/15/2037	200,000	212,798
2002-CK2, 6.133%, 04/15/2037	138,659	140,212
CW Capital Cobalt Ltd.
2007-C3, 6.015%, 05/15/2046	200,000	212,364
DBUBS Mortgage Trust
2011-LC1, 3.742%, 11/13/2046(a)	84,109	85,894
Extended Stay America Trust
A, 2.951%, 11/05/2015(a)	478,281	471,470
Fannie Mae Pool
2.050%, 03/01/2034	125,490	131,284
6.000%, 05/01/2036	423,206	470,454
6.000%, 09/01/2036	58,235	64,736
5.500%, 12/01/2037	59,615	65,355
5.500%, 02/01/2038	561,637	615,020
5.500%, 06/01/2038	205,571	225,110
5.500%, 07/01/2038	789,239	864,254
5.500%, 11/01/2038	153,064	167,612
4.500%, 08/01/2040	50,001	52,926
4.500%, 09/01/2040	5,000	5,293
Fannie Mae REMICS
2011-46, 3.000%, 04/01/2026	125,000	125,164
2001-81, 6.500%, 01/25/2032	92,570	105,428
5.000%, 10/01/2034	823,000	884,597
Four Times Square Trust
5.40100, 5.401%, 12/13/2028(a)	371,500	399,763
Freddie Mac Gold Pool
5.500%, 12/01/2027	39,628	43,302
5.500%, 09/01/2037	19,972	21,871
5.500%, 12/01/2037	351,429	384,831
5.500%, 09/01/2038	323,732	353,996
4.500%, 07/01/2041	244,690	258,681
Greenwich Capital Commercial Funding Corp.
2007-GG9, 5.444%, 03/10/2039	100,000	106,078
GS Mortgage Securities Corp. II
2011-GC3, 3.458%, 03/11/2044(a)	90,000	91,548
2011-GC3, 4.753%, 03/11/2044(a)	225,000	228,842
Impac CMB Trust
2004-10, 0.583%, 03/25/2035	34,995	31,548
2005-4, 0.642%, 05/25/2035	90,593	71,361
2005-6, 0.586%, 10/25/2035	110,387	84,646
JP Morgan Chase Commercial Mortgage Securities Corp.
A-3, 4.070%, 09/15/2020(a)	101,500	98,612
A-3, 4.106%, 07/15/2046(a)	105,000	106,164
Series 2007-CIBC18, 5.440%, 06/12/2047	225,000	240,584
Series 2007-LDP12, 5.882%, 02/15/2051	235,000	255,934
LB-UBS Commercial Mortgage Trust
Series 2002-C7, 4.960%, 12/15/2031	100,000	103,460
Merrill Lynch/Countrywide Commercial Mortgage Trust
2007-5, 5.378%, 08/12/2048	125,000	128,655
Merrill Lynch/Countrywide Commerical Mortgage Trust
Series 2007-8, 6.163%, 08/12/2049	100,000	106,710

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2011 (Continued)

	Principal Amount	Value
Morgan Stanley Capital I
A-4, 5.150%, 06/13/2041	350,000	$368,346
A-2, 5.610%, 04/15/2049	71,165	72,373
NCUA Guaranteed Notes
2010-R2, 0.623%, 11/06/2017	319,632	319,833
2010-R1, 0.690%, 10/07/2020	43,435	43,550
2010-R1, 1.840%, 10/07/2020	75,614	76,465
2010-R2, 0.723%, 11/05/2020	228,060	228,700
2010-A1, 0.615%, 12/07/2020	58,351	58,400
Nelnet Student Loan Trust
2010-4, 0.800%, 04/25/2046(a)	105,595	105,707
Wachovia Bank Commercial Mortgage Trust
2007-C31, 5.509%, 04/15/2047	200,000	213,998
Series 2007-C32, 5.933%, 06/15/2049	175,000	184,879

Total Mortgage Backed Securities (Cost $10,367,006)		10,651,319

U.S. Government Agency Issues—23.48%
Fannie Mae Pool
Pool #897512, 5.000%, 12/01/2021	456,226	493,843
4.000%, 03/01/2025	913,742	964,434
5.500%, 10/01/2035	147,716	162,610
Pool #990906, 5.500%, 10/01/2035	653,737	721,776
Pool #831922, 5.500%, 11/01/2036	66,833	73,394
6.000%, 03/01/2037	664,560	737,092
Pool #952572, 5.500%, 09/01/2037	31,264	34,275
Pool #981566, 5.000%, 05/01/2038	16,838	18,169
6.000%, 05/01/2038	516,371	572,730
Pool #934305, 5.000%, 06/01/2038	583,548	629,655
Pool #975737, 5.000%, 09/01/2038	26,254	28,328
4.500%, 09/15/2041	785,000	829,616
Fannie Mae REMICS
2008-2, 5.000%, 07/25/2037	64,442	70,813
5.500%, 07/15/2036	5,000	6,137
5.000%, 09/01/2034	390,000	419,311
5.000%, 09/01/2034	290,000	312,430
Freddie Mac Gold Pool
Pool #G1-3122, 5.000%, 04/01/2023	15,313	16,478
5.500%, 05/01/2035	249,897	274,703
5.500%, 10/01/2037	17,346	18,995
Pool #A7-2203, 5.500%, 02/01/2038	89,870	98,272
Pool #G03812, 5.500%, 02/01/2038	25,028	27,407
Pool #G0-4449, 5.500%, 07/01/2038	134,295	146,849
Pool #G0-4471, 5.500%, 07/01/2038	63,197	69,105
Pool #A8-2657, 5.500%, 10/01/2038	113,684	125,093
Pool #A8-2134, 6.000%, 10/01/2038	49,980	55,451
Pool #G0-5164, 5.500%, 11/01/2038	208,916	228,969
4.000%, 09/15/2040	1,830,000	1,895,337
4.500%, 09/15/2041	1,363,000	1,438,817
Freddie Mac Non Gold Pool
Pool #1H-2617, 5.778%, 05/01/2036	313,195	336,663
Pool #1J-1346, 5.548%, 11/01/2036	78,855	83,624
Pool #1G-1509, 5.314%, 02/01/2037	115,929	122,997
4.000%, 12/15/2040	138,380	146,803
5.000%, 05/20/2030	88,900	99,215

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2011 (Continued)

	Principal Amount	Value
6.000%, 10/20/2032	18,531	$20,949
5.500%, 02/20/2034	132,486	149,056
6.000%, 06/20/2035	46,045	52,053
Government National Mortgage Association
2010-112, 4.500%, 06/16/2027	105,000	116,880
2010-112, 4.500%, 06/20/2027	200,000	220,563
2010-41, 4.500%, 06/20/2033	199,994	15,920
2009-45, 5.000%, 12/20/2033	167,000	176,417
2010-113, 4.000%, 09/20/2038	131,000	139,939
2010-149, 4.500%, 06/20/2039	205,000	225,904
2010-167, 4.000%, 08/20/2039	200,000	213,265
2010-98, 4.500%, 08/20/2040	200,000	220,350
4.000%, 09/15/2040	2,820,000	2,983,031
4.000%, 11/15/2041	1,425,000	1,498,254

Total U.S. Government Agency Issues (Cost $16,765,988)		17,291,972

U.S. Treasury Obligations—4.90%
U.S. Treasury Inflation Indexed Bonds—2.58%
2.375%, 01/15/2017	1,634,328	1,900,545

U.S. Treasury Note/Bonds—2.32%
1.500%, 06/30/2016	250,000	257,149
1.500%, 07/31/2016	265,000	272,411
3.625%, 08/15/2019	220,000	250,766
2.125%, 08/15/2021	415,000	411,552
6.875%, 08/15/2025	210,000	310,045
4.500%, 02/15/2036	135,000	158,731
4.750%, 02/15/2041	20,000	24,328
4.375%, 05/15/2041	20,000	22,925

		1,707,907

Total U.S. Treasury Obligations (Cost $3,283,930)		3,608,452

Municipal Bonds—0.05%
Province of Quebec Canada
2.750%, 08/25/2021	35,000	34,354

Total Municipal Bonds (Cost $34,863)		34,354

	Shares
Exchange Traded Funds—19.65%
iShares Barclays Intermediate Credit Bond Fund	35,135	3,806,175
iShares Barclays MBS Bond Fund	30,934	3,354,483
iShares iBoxx Investment Grade Corporate Bond Fund	15,904	1,786,496
iShares JPMorgan USD Emerging Markets Bond Fund	2,584	287,263
SPDR Barclays Capital High Yield Bond ETF	135,176	5,243,477

Total Exchange Traded Funds (Cost $14,293,926)		14,477,894

	Contracts
Purchased Options—0.04%
U.S. 10 Year Future Option
Expiration: September, 2011, Exercise Price: $129.50	33	25,781

Total Purchased Options (Cost $39,777)		25,781

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2011 (Continued)

	Principal Amount	Value
Short-Term Investments—22.05%
Money Market Funds—10.65%
AIM STIT-Treasury Portfolio	$2,333,118	$2,333,118
Fidelity Institutional Government Portfolio	3,330,000	3,330,000
First American Government Obligations Fund	1,447,000	1,447,000
First American Treasury Obligations Fund	737,424	737,424

Total Money Market Funds (Cost $7,847,542)		7,847,542

U.S. Treasury Bills—11.40%
0.070%, 10/13/2011	500,000	499,959
0.011%, 11/10/2011	2,100,000	2,099,908
0.020%, 11/25/2011	800,000	799,958
0.126%, 05/03/2012	3,000,000	2,998,887
0.076%, 07/26/2012	2,000,000	1,998,340

Total U.S. Treasury Bills (Cost $8,395,947)		8,397,052

Total Short-Term Investments (Cost $16,243,489)		16,244,594

Total Investments (Cost $82,052,604)—114.38%		84,251,423
Liabilities in Excess of Other Assets—(14.38)%		(10,591,307)

Total Net Assets—100.00%		$73,660,116

Percentages are stated as a percent of net assets.

(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid, using procedures established by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Open Futures Contracts

August 31, 2011

Description	Number of Contracts Sold	Settlement Month	Unrealized Appreciation (Depreciation)
U.S. 10 Year Note Future	15	Dec. 2011	($786)
U.S. 5 Year Note Future	5	Dec. 2011	265
U.S. Long Bond Future	4	Dec. 2011	3,462

Total Futures Contracts Sold			$2,941

Description	Number of Contracts Purchased	Settlement Month	Unrealized Appreciation (Depreciation)
Australian 10 Year Bond Future	5	Sept. 2011	$36,924
Canada 10 Year Bond Future	6	Dec. 2011	(4,799)
U.S. 2 Year Note Future	12	Dec. 2011	(18)
U.S. Ultra Bond Future	8	Dec. 2011	(1,514)

Total Futures Contracts Purchased			$30,593

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2011

	Shares	Value
COMMON STOCKS—75.81%
Administrative and Support Services—0.62%
Experian PLC—ADR	22,365	$254,961
Kforce, Inc.(a)	7,165	74,373
Liquidity Services, Inc.(a)	2,860	68,640

		397,974

Air Transportation—0.15%
Bristow Group, Inc.	2,155	94,777

Ambulatory Health Care Services—0.17%
Air Methods Corp.(a)	1,625	108,144

Amusement, Gambling, and Recreation Industries—0.44%
Bally Technologies, Inc.(a)	1,200	37,656
Wynn Resorts Ltd.	1,590	246,005

		283,661

Apparel Manufacturing—0.36%
G-III Apparel Group Ltd.(a)	3,580	101,171
Jones Group, Inc.	2,520	29,610
Perry Ellis International, Inc.(a)	4,480	102,950

		233,731

Beverage and Tobacco Product Manufacturing—2.63%
Anheuser-Busch InBev NV—ADR	2,580	142,571
Coca Cola Enterprises, Inc.	13,597	375,549
Coca-Cola Co.	1,315	92,642
Diageo PLC—ADR	1,720	138,047
Dr. Pepper Snapple Group, Inc.	2,855	109,860
LVMH Moet Hennessy Louis Vuitton SA—ADR	5,640	191,309
PepsiCo, Inc.	3,985	256,754
Philip Morris International, Inc.	5,473	379,388

		1,686,120

Broadcasting (except Internet)—1.51%
CBS Corp.	5,668	141,983
Comcast Corp.	11,410	245,429
DIRECTV(a)	2,503	110,057
Jupiter Telecommunications Co. Ltd.—ADR(a)	4,335	323,608
Liberty Media Corp.(a)	9,281	146,826

		967,903

Building Material and Garden Equipment and Supplies Dealers—0.14%
Titan Machinery, Inc.(a)	3,410	90,399

Chemical Manufacturing—7.69%
Acorda Therapeutics, Inc.(a)	2,440	63,562
Air Products & Chemicals, Inc.	1,590	130,173
Alkermes, Inc.(a)	6,980	121,033
Amgen, Inc.(a)	5,944	329,327
Bristol-Myers Squibb Co.	5,156	153,391
Colgate-Palmolive Co.	1,840	165,545
CSL Ltd—ADR	10,585	159,304
Eastman Chemical Co.	1,740	143,950
Eli Lilly & Co.	5,145	192,989
Ferro Corp.(a)	8,315	69,596

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2011 (Continued)

	Shares	Value
Fresenius Medical Care AG & Co., KGaA—ADR	3,885	$264,413
Gilead Sciences, Inc.(a)	4,430	176,690
Incyte Corp.(a)	4,345	69,824
Kao Corp.—ADR(a)	3,634	95,938
Life Technologies Corp.(a)	1,840	77,280
Merck & Co., Inc.	7,265	240,617
Monsanto Co.	1,990	137,171
Mosaic Co.	990	70,419
Novartis AG—ADR	4,375	255,762
Novo Nordisk AS—ADR	2,180	232,519
Onyx Pharmaceuticals, Inc.(a)	3,055	103,962
Pfizer, Inc.	11,716	222,370
PPG Industries, Inc.	675	51,698
Prestige Brands Holdings, Inc.(a)	7,800	84,006
Quidel Corp.(a)	5,410	82,665
Roche Holding AG—ADR	8,035	351,531
Sanofi-Aventis SA—ADR	5,582	204,134
Shuffle Master, Inc.(a)	8,145	72,165
Sociedad Quimica y Minera de Chile SA—ADR	3,090	198,625
Spectrum Pharmaceuticals, Inc.(a)	4,765	40,741
TPC Group, Inc.(a)	1,410	44,979
United Therapeutics Corp.(a)	3,140	135,491
Watson Pharmaceuticals, Inc.(a)	1,540	103,365
West Pharmaceutical Services, Inc.	2,125	85,255

		4,930,490

Clothing and Clothing Accessories Stores—0.36%
DSW, Inc.(a)	2,615	121,362
JOS A Bank Clothiers, Inc.(a)	2,145	109,931

		231,293

Computer and Electronic Product Manufacturing—6.45%
Activision Blizzard, Inc.	7,285	86,255
ADTRAN, Inc.	3,190	99,081
Agilent Technologies, Inc.(a)	4,000	147,480
Alcatel-Lucent—ADR(a)	71,189	260,552
Amkor Technology, Inc.(a)	14,200	61,770
Apple, Inc.(a)	1,946	748,879
Applied Micro Circuits Corp.(a)	11,270	64,126
Cirrus Logic, Inc.(a)	2,800	42,504
Cisco Systems, Inc.	14,211	222,829
FARO Technologies, Inc.(a)	2,020	76,699
Hewlett-Packard Co.	2,329	60,624
International Business Machines Corp.	3,475	597,387
IXYS Corp.(a)	5,640	67,680
Motorola Solutions, Inc.(a)	2,588	108,929
Netgear, Inc.(a)	1,875	52,144
Northrop Grumman Corp.	3,268	178,498
NXP Semiconductors NV(a)(b)	5,515	89,839
Plantronics, Inc.	2,415	77,401
QUALCOMM, Inc.	1,940	99,832
Raytheon Co.	2,165	93,593
ResMed, Inc.(a)	1,640	50,791
Rofin-Sinar Technologies, Inc.(a)	2,125	49,066
SanDisk Corp.(a)	3,830	140,370

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2011 (Continued)

	Shares	Value
Semtech Corp.(a)	3,325	$70,922
St. Jude Medical, Inc.	5,120	233,165
Telefonaktiebolaget LM Ericsson—ADR	16,925	189,729
Viasat, Inc.(a)	1,650	58,575
Vishay Intertechnology, Inc.(a)	9,475	108,015

		4,136,735

Construction of Buildings—0.23%
Sun Hung Kai Properties Ltd.—ADR	7,875	110,250
Tutor Perini Corp.	2,770	38,891

		149,141

Couriers and Messengers—0.19%
United Parcel Service, Inc.	1,765	118,943

Credit Intermediation & Related Activities—0.18%
Bank Of China Ltd.—ADR	11,220	115,117

Credit Intermediation and Related Activities—5.39%
Ameriprise Financial, Inc.	3,293	150,490
Bank of America Corp.	15,649	127,852
Bank Of New York Mellon Corp.	5,095	105,314
BNP Paribas—ADR	4,270	109,867
Citigroup, Inc.	6,164	191,392
Credit Suisse Group AG—ADR	7,035	201,905
Discover Financial Services	7,436	187,090
Fifth Third Bancorp	12,240	129,989
Flushing Financial Corp.	6,150	70,602
Home Bancshares, Inc.	2,815	66,096
Independent Bank Corp.	2,315	55,213
JPMorgan Chase & Co.	8,083	303,597
Nordea Bank AB—ADR	21,200	195,464
PNC Financial Services Group, Inc.	3,537	177,345
Prosperity Bancshares, Inc.	2,590	98,032
Shinhan Financial Group Co. Ltd.—ADR	1,945	163,127
State Street Corp.	4,495	159,662
Susquehanna Bancshares, Inc.	9,835	65,993
Texas Capital Bancshares, Inc.(a)	2,530	64,945
Trustmark Corp.	4,725	101,588
Turkiye Garanti Bankasi AS—ADR	23,525	88,454
US Bancorp	5,791	134,409
Visa, Inc.	2,630	231,124
Webster Financial Corp.	3,415	61,812
Wells Fargo & Co.	8,260	215,586

		3,456,948

Data Processing, Hosting and Related Services—0.53%
AOL, Inc.(a)	4,956	77,214
Fiserv, Inc.(a)	2,665	148,787
InterXion Holding NV(a)(b)	2,650	33,284
Knology, Inc.(a)	5,860	79,872

		339,157

Educational Services—0.15%
ITT Educational Services, Inc.(a)	875	63,140
Lincoln Educational Services Corp.	3,350	32,930

		96,070

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2011 (Continued)

	Shares	Value
Electrical Equipment, Appliance, and Component Manufacturing—0.73%
ABB Ltd.—ADR	5,815	$123,685
Schneider Electric SA—ADR	18,040	243,179
Valeo SA—ADR	3,890	103,280

		470,144

Fabricated Metal Product Manufacturing—0.81%
Chart Industries, Inc.(a)	1,315	62,186
Ducommun, Inc.	3,460	64,218
Harsco Corp.	2,985	68,237
Silgan Holdings, Inc.	2,345	88,946
Stanley Black & Decker, Inc.	2,485	154,020
Timken Co.	2,040	80,274

		517,881

Food and Beverage Stores—0.88%
Casey’s General Stores, Inc.	3,050	137,250
Fresh Market, Inc.(a)	1,610	62,162
Koninklijke Ahold NV—ADR	18,520	215,202
Kroger Co.	6,430	151,491

		566,105

Food Manufacturing—1.85%
Givaudan SA—ADR	13,135	253,374
Hormel Foods Corp.	3,830	105,746
J&J Snack Foods Corp.	1,855	93,882
Kellogg Co.	3,164	171,869
Nestle SA—ADR	3,255	202,054
Smithfield Foods, Inc.(a)	5,570	122,094
Unilever NV—ADR	7,035	239,190

		1,188,209

Food Services and Drinking Places—1.28%
AFC Enterprises, Inc.(a)	6,970	90,540
Brinker International, Inc.	5,070	114,481
Buffalo Wild Wings, Inc.(a)	1,010	62,246
CEC Entertainment, Inc.	2,135	66,313
Jack in the Box, Inc.(a)	2,525	52,444
McDonald’s Corp.	1,215	109,909
Sodexo—ADR	3,475	258,453
Starbucks Corp.	1,690	65,268

		819,654

Forestry and Logging—0.22%
Weyerhaeuser Co.	7,722	139,228

Funds, Trusts, and Other Financial Vehicles—0.07%
AMERIGROUP Corp.(a)	940	46,502

Furniture and Home Furnishings Stores—0.14%
Williams-Sonoma, Inc.	2,705	89,563

Gasoline Stations—0.24%
Susser Holdings Corp.(a)	7,255	153,081

General Merchandise Stores—1.63%
Costco Wholesale Corp.	3,005	236,013
Kohl’s Corp.	3,130	145,044

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2011 (Continued)

	Shares	Value
O’Reilly Automotive, Inc.(a)	1,640	$106,403
Target Corp.	4,255	219,856
Tesco PLC—ADR	12,765	237,556
Wal-Mart Stores, Inc.	1,899	101,046

		1,045,918

Health and Personal Care Stores—1.06%
CVS Caremark Corp.	5,821	209,032
Express Scripts, Inc.(a)	4,920	230,945
Walgreen Co.	6,885	242,421

		682,398

Heavy and Civil Engineering Construction—0.30%
Granite Construction, Inc.	1,875	38,869
KBR, Inc.	2,115	63,556
MYR Group, Inc.(a)	4,220	88,029

		190,454

Hospitals—0.13%
HCA Holdings, Inc.(a)	4,139	82,904

Insurance Carriers and Related Activities—2.29%
Alterra Capital Holdings Ltd.(b)	3,106	63,363
Catalyst Health Solutions, Inc.(a)	1,860	99,919
Delphi Financial Group, Inc.	3,150	76,167
Harleysville Group, Inc.	2,155	61,784
Humana, Inc.	1,065	82,687
MetLife, Inc.	5,137	172,603
Primerica, Inc.	3,610	75,196
ProAssurance Corp.(a)	1,115	80,904
Travelers Companies, Inc.	2,298	115,957
UnitedHealth Group, Inc.	4,744	225,435
Unum Group	6,285	147,949
Willis Group Holdings PLC(b)	6,795	265,888

		1,467,852

Leather and Allied Product Manufacturing—0.34%
Iconix Brand Group, Inc.(a)	4,905	96,040
Steven Madden Ltd.(a)	3,450	124,614

		220,654

Lessors of Nonfinancial Intangible Assets (except Copyrighted Works)—0.04%
RPX Corp.(a)	970	26,287

Machinery Manufacturing—3.15%
AAON, Inc.	4,245	74,330
Applied Materials, Inc.	17,619	199,447
Barnes Group, Inc.	3,740	86,095
Canon, Inc.—ADR	3,570	168,647
Caterpillar Inc.	990	90,090
Columbus McKinnon Corp.(a)	4,250	61,285
Cummins, Inc.	1,550	144,026
ESCO Technologies, Inc.	2,090	64,518
Esterline Technologies Corp.(a)	1,820	137,028
General Electric Co.	21,848	356,341
Joy Global, Inc.	2,090	174,410
Kadant, Inc.(a)	3,365	78,405

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2011 (Continued)

	Shares	Value
Kennametal, Inc.	2,540	$93,624
Lufkin Industries, Inc.	790	49,162
Makita Corp.—ADR(a)	3,825	157,896
Novellus Systems, Inc.(a)	2,955	82,651

		2,017,955

Management of Companies and Enterprises—1.09%
American Equity Invesment Life Holdings Co.	7,530	76,053
Boston Private Financial Holdings, Inc.	11,215	69,869
Bunzl PLC—ADR	3,480	228,323
Cardinal Financial Corp.	6,350	62,357
City Holding Co.	2,095	63,625
Dime Community Bancshares, Inc.	4,985	60,119
Foster Wheeler AG(a)(b)	2,458	60,344
Park National Corp.	1,365	75,075

		695,765

Merchant Wholesalers, Durable Goods—1.02%
AM Castle & Co.(a)	3,990	48,438
Anixter International, Inc.	1,685	99,432
Applied Industrial Technologies Inc.	3,170	97,065
Cie Generale des Etablissements Michelin—ADR	6,820	99,095
Covidien PLC(b)	3,932	205,172
United Stationers, Inc.	3,390	106,921

		656,123

Merchant Wholesalers, Nondurable Goods—0.32%
Acuity Brands, Inc.	1,505	69,290
Sara Lee Corp.	7,382	133,171

		202,461

Mining (except Oil and Gas)—3.14%
BHP Billiton PLC—ADR(a)	2,300	153,991
Coeur d’Alene Mines Corp.(a)	2,485	70,698
Consol Energy, Inc.	1,998	91,229
Fortescue Metals Group Ltd—ADR	4,145	135,459
Freeport-McMoRan Copper & Gold, Inc.	5,820	274,355
Goldcorp, Inc.(b)	4,975	258,302
New Gold, Inc.(a)(b)	19,125	259,526
Potash Corp of Saskatchewan, Inc.—ADR	4,350	252,213
Rio Tinto PLC—ADR	3,475	212,531
Silver Wheaton Corp.(b)	5,165	204,637
Vulcan Materials Co.	2,848	99,766

		2,012,707

Miscellaneous Manufacturing—1.38%
Align Technology, Inc.	5,065	96,742
Coach, Inc.	1,315	73,929
CONMED Corp.(a)	2,745	64,370
Cooper Cos., Inc.	990	74,517
CryoLife, Inc.(a)	7,565	38,657
Haemonetics Corp.(a)	1,385	86,577
Kinetic Concepts, Inc.(a)	2,005	135,418
Medtronic, Inc.	4,103	143,892
Merit Medical Systems, Inc.(a)	6,215	90,428
SonoSite, Inc.(a)	2,880	83,981

		888,511

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2011 (Continued)

	Shares	Value
Motion Picture and Sound Recording Industries—0.31%
Cinemark Holdings, Inc.	3,010	$63,060
Corus Entertainment, Inc.(b)	6,510	136,458

		199,518

Nonstore Retailers—0.38%
eBay, Inc.(a)	5,533	170,804
IAC(a)	1,865	73,723

		244,527

Oil and Gas Extraction—3.85%
Akzo Nobel NV—ADR	3,570	181,749
BASF SE—ADR	3,065	218,259
Baytex Energy Corp.(b)	3,250	167,407
Berry Petroleum Co.	3,020	148,071
BG Group PLC—ADR	1,945	211,694
Carrizo Oil & Gas, Inc.(a)	3,480	104,470
Cenovus Energy, Inc.(b)	5,770	208,182
El Paso Corp.	13,179	252,246
Helmerich & Payne, Inc.	2,590	147,682
Hess Corp.	3,832	227,391
OGX Petroleo e Gas Participacoes SA—ADR(a)	15,365	113,086
Penn West Petroleum Ltd.(b)	5,195	97,302
Rosetta Resources, Inc.(a)	1,650	75,817
SM Energy Co.	2,007	153,535
Swift Energy Co.(a)	2,625	80,981
Whiting Petroleum Corp.(a)	1,690	79,616

		2,467,488

Other Information Services—0.38%
Google, Inc.(a)	328	177,435
QuinStreet, Inc.(a)	5,405	65,184

		242,619

Paper Manufacturing—0.28%
AbitibiBowater, Inc.(a)	3,386	57,528
Boise, Inc.	9,870	61,293
KapStone Paper & Packaging Corp.(a)	4,030	60,571

		179,392

Personal and Laundry Services—0.22%
Weight Watchers International, Inc.	2,350	142,222

Petroleum and Coal Products Manufacturing—2.87%
Chevron Corp.	4,818	476,549
ConocoPhillips	2,415	164,389
Exxon Mobil Corp.	13,002	962,668
Hollyfrontier Corp.	1,350	96,876
Murphy Oil Corp.	1,690	90,550
Valero Energy Corp.	2,290	52,029

		1,843,061

Plastics and Rubber Products Manufacturing—0.31%
Cooper Tire & Rubber Co.	3,740	45,366
Goodyear Tire & Rubber Co.(a)	4,362	54,351
Newell Rubbermaid, Inc.	7,126	98,624

		198,341

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2011 (Continued)

	Shares	Value
Primary Metal Manufacturing—0.11%
Gibraltar Industries, Inc.(a)	8,310	$73,793

Professional, Scientific, and Technical Services—2.75%
Accenture PLC(b)	2,040	109,324
AMN Healthcare Services, Inc.(a)	12,025	66,258
comScore, Inc.(a)	2,045	32,618
CRA International, Inc.(a)	1,890	44,528
ICON PLC—ADR(a)	3,500	74,585
Keyw Holding Corp.(a)	5,340	63,226
Mastercard, Inc.	575	189,583
Moody’s Corp.	3,005	92,644
National CineMedia, Inc.	3,570	50,587
Omnicom Group, Inc.	3,148	127,651
Quality Systems, Inc.	1,135	104,443
SGS SA—ADR	14,600	270,976
SolarWinds, Inc.(a)	2,095	51,893
Synaptics, Inc.(a)	3,060	74,756
Syntel, Inc.	1,165	53,310
TeleTech Holdings, Inc.(a)	5,025	89,144
Tetra Tech, Inc.(a)	2,975	59,232
ValueClick, Inc.(a)	4,290	65,637
VMware, Inc.(a)	650	61,334
Vocus, Inc.(a)	3,740	80,522

		1,762,251

Publishing Industries (except Internet)—3.89%
BMC Software, Inc.(a)	3,700	150,257
CA, Inc.	5,900	123,841
Intuit, Inc.(a)	3,030	149,470
LogMein, Inc.(a)	2,560	80,000
Microsoft Corp.	22,201	590,546
Oracle Corp.	22,010	617,821
Progress Software Corp.(a)	3,775	78,633
Reed Elsevier PLC—ADR	7,330	241,084
Sage Group PLC—ADR	7,780	125,958
SAP AG—ADR	3,690	201,142
SS&C Technologies Holdings, Inc.(a)	5,345	88,139
SuccessFactors, Inc.(a)	2,195	51,275

		2,498,166

Rail Transportation—0.39%
Kansas City Southern(a)	1,715	92,884
Norfolk Southern Corp.	2,307	156,138

		249,022

Real Estate—0.13%
Gafisa SA—ADR	8,575	80,777

Rental and Leasing Services—0.06%
McGrath Rentcorp.	1,725	41,124

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—0.63%
Legg Mason, Inc.	5,088	144,855
Piper Jaffray Cos.(a)	1,735	41,345
SEI Investments Co.	5,870	100,436
Waddell & Reed Financial, Inc.	3,755	117,231

		403,867

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2011 (Continued)

	Shares	Value
Sporting Goods, Hobby, Book, and Music Stores—0.05%
Big 5 Sporting Goods Corp.	4,635	$34,438

Support Activities for Mining—1.70%
Complete Production Services, Inc.(a)	2,750	79,915
Key Energy Services, Inc.(a)	7,790	112,098
Oceaneering International, Inc.	990	42,263
Pioneer Drilling Co.(a)	9,530	120,459
Precision Drilling Corp.(a)(b)	7,650	106,412
Schlumberger Ltd.(b)	5,307	414,583
Subsea 7 SA—ADR(a)	9,340	218,182

		1,093,912

Support Activities for Transportation—0.18%
HUB Group, Inc.(a)	3,770	118,717

Telecommunications—4.08%
Alaska Communications Systems Group, Inc.	5,900	44,840
AT&T, Inc.	9,423	268,367
Atlantic Tele-Network, Inc.	1,395	46,314
CenturyLink, Inc.	5,210	188,341
China Mobile Ltd.—ADR	4,085	209,029
Deutsche Telekom AG—ADR	13,645	174,383
j2 Global Communications, Inc.(a)	3,525	112,624
KDDI Corp.—ADR(a)	13,900	260,764
MTN Group Ltd.—ADR	12,080	251,868
NTELOS Holdings Corp.	4,685	92,060
RigNet, Inc.(a)	4,050	62,249
Viacom, Inc.	6,248	301,404
Vodafone Group PLC—ADR	22,986	605,451

		2,617,694

Transportation Equipment Manufacturing—1.46%
Autoliv, Inc.	815	45,493
Ford Motor Co.(a)	7,585	84,345
General Motors Co.(a)	4,215	101,287
Honeywell International, Inc.	3,179	151,988
Johnson Controls, Inc.	3,308	105,459
PACCAR, Inc.	2,930	110,256
Tenneco, Inc.(a)	2,700	88,587
Textron, Inc.	5,645	95,231
Triumph Group Inc.	640	33,523
United Technologies Corp.	1,590	118,058

		934,227

Truck Transportation—0.12%
JB Hunt Transport Services, Inc.	1,915	76,964

Utilities—1.95%
Calpine Corp.(a)	11,280	166,154
Cleco Corp	2,535	90,069
Consolidated Edison, Inc.	1,440	80,942
Edison International	3,928	146,082
Linde AG—ADR	16,065	245,152
NorthWestern Corp.	1,800	61,038
PPL Corp.	7,184	207,474

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2011 (Continued)

	Shares	Value
Public Service Enterprise Group, Inc.	4,368	$149,080
UIL Holdings Corp.	1,855	62,996
Unitil Corp.	1,520	39,748

		1,248,735

Waste Management and Remediation Services—0.11%
US Ecology, Inc.	3,790	69,319

Water Transportation—0.07%
Box Ships, Inc.(a)(b)	4,800	46,656

Wood Product Manufacturing—0.23%
Koppers Holdings, Inc.	2,795	92,878
Leucadia National Corp.	1,750	51,852

		144,730

Total Common Stocks (Cost $44,829,906)		48,628,519

Exchange-Traded Funds—21.09%
Guggenheim Frontier Markets ETF	3,179	68,667
iShares MSCI EAFE Index Fund	39,439	2,113,536
iShares MSCI United Kingdom Index Fund	82,581	1,352,677
iShares Russell 2000 Index Fund	17,848	1,295,586
iShares Russell 1000 Value Index Fund	73,534	4,528,224
SPDR S&P Emerging Markets SmallCap ETF	1,335	64,788
Vanguard MSCI Emerging Markets ETF	1,507	66,233
Vanguard MSCI European ETF	27,310	1,265,545
Vanguard MSCI Pacific ETF	26,463	1,411,536
Vanguard Total Stock Market ETF	21,658	1,360,339

		13,527,131

Total Exchange-Traded Funds (Cost $12,710,569)		13,527,131

Investment Companies—0.12%
Apollo Investment Corp.	8,215	74,674

Total Investment Companies (Cost $80,814)		74,674

Real Estate Investment Trusts—1.19%
DuPont Fabros Technology, Inc.	3,675	85,076
EastGroup Properties, Inc.	2,225	89,912
Entertainment Properties Trust	2,225	93,739
Home Properties, Inc.	1,945	130,062
LaSalle Hotel Properties	4,080	76,704
Public Storage	800	98,984
Sovran Self Storage, Inc.	2,525	102,616
Tanger Factory Outlet Centers	3,065	86,219

		763,312

Total Real Estate Investment Trusts (Cost $668,883)		763,312

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2011 (Continued)

	Principal Amount	Value
Short-Term Investments—1.41%
AIM STIT-Treasury Portfolio	$71,582	$71,582
Fidelity Institutional Government Portfolio	831,942	831,942

Total Short-Term Investments (Cost $903,524)		903,524

Total Investments (Cost $59,193,696)—99.62%		63,897,160
Other Assets in Excess of Liabilities—0.38%		246,473

Total Net Assets—100.00%		$64,143,633

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

August 31, 2011

Statements of Assets and Liabilities

	Core Fixed Income Fund	Diversified Equity Fund
Assets
Investments, at value(1)	$84,251,423	$63,897,160
Cash	82	11,309
Receivable for investments sold	7,799,078	271,608
Dividends, interest receivable	344,374	89,373
Cash collateral held at broker for futures contracts	199,054	—
Receivable for Fund shares sold	617,038	568,438
Other Assets	13,788	12,613

Total Assets	93,224,837	64,850,501

Liabilities
Payable for investments purchased	19,157,934	286,689
Payable for Fund shares redeemed	226,792	104,214
Payable to affiliates	50,852	48,011
Payable to Adviser	19,920	28,557
Payable to custodian	—	151,000
Accrued distribution fee	64,671	43,060
Accrued expenses and other liabilities	44,552	45,337

Total Liabilities	19,564,721	706,868

Net Assets	$73,660,116	$64,143,633

Net assets consist of:
Paid-in capital	69,908,906	57,342,634
Accumulated net investment income	865,352	100,750
Accumulated net realized gain	656,197	1,996,833
Net unrealized appreciation (depreciation) on:
Investments	2,212,815	4,703,464
Futures contracts	33,534	—
Purchased options	(13,996)	—
Foreign currency translation	(2,692)	(48)

Net assets	$73,660,116	64,143,633

Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	4,434,417	3,631,786
Net asset value and redemption price per share	$16.61	$17.66

(1) Cost of Investments	$82,052,604	$59,193,696

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

For the Year Ended August 31, 2011

Statements of Operations

	Core Fixed Income Fund	Diversified Equity Fund
Investment Income:
Interest	$1,930,160	$423
Dividend	805,079	1,162,635 (1)

	2,735,239	1,163,058

Expenses:
Investment advisory fees	557,638	590,009
Distribution fees	174,262	155,265
Fund accounting fees	74,869	49,349
Fund administration fees	56,790	54,146
Transfer agent fees and expenses	43,992	43,036
Audit and tax fees	29,275	28,180
Custody fees	23,282	41,911
Legal fees	21,890	20,404
Federal and state registration fees	19,384	27,317
Chief Compliance Officer fees and expenses	14,158	17,088
Reports to shareholders	13,640	14,538
Trustees’ fees and related expenses	4,480	4,480
Other expenses	9,545	8,381

Total expenses before waiver	1,043,205	1,054,104
Less waivers and reimbursements by Adviser (Note 4)	(346,017)	(184,569)

Net expenses	697,188	869,535

Net Investment Income	2,038,051	293,523

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,863,511	3,159,596
Futures contracts closed	(44,728)	—
Purchased options	69,446
Foreign currency translation	3,202	6,364

	1,891,431	3,165,960

Net change in unrealized appreciation (depreciation) on:
Investments	(995,670)	4,346,103
Futures contracts	29,501	—
Purchased options	(13,996)	—
Foreign currency translation	(575)	(345)

	(980,740)	4,345,758
Net gain (loss) on investments, futures and foreign currency translation	910,691	7,511,718

Net Increase in Net Assets Resulting from Operations	$2,948,742	$7,805,241

(1)	Net of $49,202 in foreign withholding tax and ADR issuance fees.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund

	Year Ended August 31, 2011	Year Ended August 31, 2010
Operations:
Net investment income	$2,038,051	$2,102,655
Net realized gain on investments, futures and foreign currency	1,891,431	3,535,244
Net change in unrealized appreciation (depreciation)	(980,740)	1,103,718

Net increase in net assets resulting from operations	2,948,742	6,741,617

Dividends and distributions to shareholders:
Net investment income	(2,016,491)	(2,629,208)
Net realized gains	(2,937,498)	(1,458,178)

Total dividends and distributions	(4,953,989)	(4,087,386)

Fund share transactions:
Shares sold	26,237,478	29,131,779
Shares issued to holders in reinvestment of dividends	4,508,646	3,421,442
Shares redeemed*	(25,669,825)	(24,575,040)

Net increase	5,076,299	7,978,181

Net increase in net assets	3,071,052	10,632,412

Net Assets:
Beginning of period	70,589,064	59,956,652

End of period**	73,660,116	70,589,064

* Net of redemption fees of:	$—	$995

** Including undistributed net investment income of:	$865,352	$1,111,902

Change in shares outstanding:
Shares sold	1,588,356	1,753,376
Shares issued to holders in reinvestment of dividends	283,384	214,376
Shares redeemed	(1,547,760)	(1,465,069)

Net increase	323,980	502,683

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Statements of Changes in Net Assets

	Diversified Equity Fund

	Year Ended August 31, 2011	Year Ended August 31, 2010
Operations:
Net investment income	$293,523	$280,035
Net realized gain on investments and foreign currency translation	3,165,960	1,842,168
Net change in unrealized appreciation (depreciation)	4,345,758	1,139,688

Net increase in net assets resulting from operations	7,805,241	3,261,891

Dividends and distributions to shareholders:
Net investment income	(267,368)	(118,866)
Net realized gains	(1,614,157)	(284,423)

Total dividends and distributions	(1,881,525)	(403,289)

Fund share transactions:
Shares sold	31,769,814	16,947,065
Shares issued to holders in reinvestment of dividends	1,814,786	373,373
Shares redeemed*	(20,780,986)	(34,526,858)

Net increase (decrease)	12,803,614	(17,206,420)

Net increase (decrease) in net assets	18,727,330	(14,347,818)

Net Assets:
Beginning of period	45,416,303	59,764,121

End of period**	64,143,633	45,416,303

* Net of redemption fees of:	$—	$112

** Including undistributed net investment income of:	$100,750	$115,904

Change in shares outstanding:
Shares sold	1,701,904	1,082,519
Shares issued to holders in reinvestment of dividends	99,223	22,991
Shares redeemed	(1,130,299)	(2,171,798)

Net increase (decrease)	670,828	(1,066,288)

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Period Ended August 31, 2008(1)
Net asset value, beginning of period	$17.17	$16.62	$15.61	$15.00

Income from investment operations:
Net investment income	0.48 (2)	0.54 (2)	0.69 (2)	0.46
Net realized and unrealized gain	0.21	1.16	1.35	0.29

Total from investment operations	0.69	1.70	2.04	0.75

Less distributions paid:
Dividends from net investment income	(0.51)	(0.74)	(0.66)	(0.12)
Distributions from net realized gains	(0.74)	(0.41)	(0.40)	(0.02)

Total distributions paid	(1.25)	(1.15)	(1.06)	(0.14)

Paid-in capital from redemption fees (Note 2)	—	0.00 (3)	0.03	0.00 (3)

Net asset value, end of period	$16.61	$17.17	$16.62	$15.61

Total return(4)	4.34%	10.79%	13.87%	5.03%

Ratios/supplemental data
Net assets, end of period (000)	$73,660	$70,589	$59,957	$77,886
Ratio of expenses to average net assets before waiver and reimbursements(5)	1.50%	1.49%	1.65%	1.59%
Ratio of expenses to average net assets after waiver and reimbursements(5)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets before waiver and reimbursements(5)	2.43%	2.77%	3.76%	3.05%
Ratio of net investment income to average net assets after waiver and reimbursements(5)	2.92%	3.26%	4.41%	3.64%
Portfolio turnover rate(4)	327.1%	359.0%	403.0%	493.8%

(1)	The Fund commenced operations on September 28, 2007.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended August 31, 2011	Year Ended August 31, 2010	Period Ended August 31, 2009(1)
Net asset value, beginning of period	$15.34	$14.84	$15.04

Income (loss) from investment operations:
Net investment income (loss)(2)	0.09	0.08	(0.00	)(3)
Net realized and unrealized gain (loss)	2.82	0.52	(0.20)

Total from investment operations	2.91	0.60	(0.20)

Less distributions paid:
Dividends from net investment income	(0.08)	(0.03)	—
Distributions from net realized gains	(0.51)	(0.07)	—

Total distributions paid	(0.59)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	—	0.00 (3)	—

Net asset value, end of period	$17.66	$15.34	$14.84

Total return(4)	18.87%	4.02%	(1.33)%

Ratios/supplemental data
Net assets, end of period (000)	$64,144	$45,416	$59,764
Ratio of expenses to average net assets before waiver and reimbursements(5)	1.70%	1.75%	16.85%
Ratio of expenses to average net assets after waiver and reimbursements(5)	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets before waiver and reimbursements(5)	0.17%	0.14%	(16.64)%
Ratio of net investment income (loss) to average net assets after waiver and reimbursements(5)	0.47%	0.49%	(1.19)%
Portfolio turnover rate(4)	65.3%	83.4%	0.7%

(1)	The Fund commenced operations on August 26, 2009.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements

August 31, 2011

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds (the “Funds”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Core Fixed Income Fund is to provide current income consistent with low volatility of principal. The investment objective of the Diversified Equity Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Diversified Equity Fund became effective and commenced operations on August 26, 2009. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Envestnet Asset Management, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (a “Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, futures contracts are valued at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2011

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical securities.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2011:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Assets:
Asset Backed Securities	$—	$1,665,365	$—	$1,665,365
Corporate Bonds	—	18,057,369	—	18,057,369
Foreign Bonds	—	2,090,880	—	2,090,880
Mortgage Backed Securities	—	10,651,319	—	10,651,319
U.S. Government Agency Issues	—	17,291,972	—	17,291,972
U.S. Treasury Obligations	—	3,608,452	—	3,608,452
Municipal Bonds	—	137,797	—	137,797

Total Assets	—	53,503,154	—	53,503,154
Exchange Traded Funds	14,477,894	—	—	14,477,894
Purchased Options	25,781	—	—	25,781
Short-Term Investments	7,847,542	8,397,052	—	16,244,594

Total Investments in Securities	$22,351,217	$61,900,206	$—	$84,251,423

Assets:
Futures Contracts*	$33,534	$—	$—	$33,534

*	Futures contracts are derivative instruments not reflected in the Schedule of Investments. This amount represents unrealized appreciation on futures contracts sold of $2,941 and unrealized appreciation on futures contracts purchased of $30,953.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2011

Diversified Equity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$48,628,519	$—	$—	$48,628,519
Exchanged Traded Funds	13,527,131	—	—	13,527,131
Investment Companies	74,674	—	—	74,674
Real Estate Investment Trusts	763,312	—	—	763,312

Total Equity	62,993,636	—	—	62,993,636
Short-Term Investments	903,524	—	—	903,524

Total Investments in Securities	$63,897,160	$—	$—	$63,897,160

During the year ended August 31, 2011, no securities were transferred into or out of Level 1 or 2.

The Funds held no Level 3 securities during the year ended August 31, 2011.

In March 2008, Statement of Financial Accounting Standards, “Disclosures about Derivative Instruments and Hedging Activities” was issued and is effective for interim and annual periods beginning after November 15, 2008. Disclosures about Derivative Instruments and Hedging Activities is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may use certain options and futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Diversified Equity Fund did not hold derivative instruments during the year ended August 31, 2011.

Core Fixed Income Fund

The fair value of Derivative Instruments as reported within the Statement of Assets and Liabilities as of August 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities	Value
Purchased Options	Assets; Investments, at value	$25,781
Futures contracts	Assets; Cash collateral held at broker for futures contracts	$33,534

Total		$59,317

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2011

Core Fixed Income Fund

The effect of Derivative Instruments on the Statement of Operations for the year ended August 31, 2011 was as follows:

Amount of Realized Gain (Loss) on Derivatives Instruments Recognized in Income.

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
Purchased Options	Net realized gain (loss) on purchased options	$69,446
Futures contracts	Net realized gain (loss) on futures contracts closed	$(44,728)

Total		$24,718

Change in Unrealized Appreciation (Depreciation) on Derivative Instruments Recognized in Income.

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
Purchased Options	Net change in unrealized appreciation (depreciation) on purchased options	$(13,996)
Futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$29,501

Total		$15,505

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2011

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

(d)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(e)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g)	Share Valuation

The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds do not charge a redemption fee, therefore the offering and redemption price per share are equal to the Fund’s net asset value per share.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2011

(h)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means.

(i)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

Core Fixed Income Fund	Ordinary Income	Long -Term Capital Gains
Year Ended August 31, 2010	$4,087,386	$—
Year Ended August 31, 2011	4,323,619	630,370

Diversified Equity Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2010	$403,287	$—
Year Ended August 31, 2011	1,618,135	263,390

As of August 31, 2011, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Core Fixed Income Fund	Diversified Equity Fund
Cost basis of investments for federal income tax purposes	$82,084,019	$59,649,859

Gross tax unrealized appreciation	$2,477,764	$7,976,395
Gross tax unrealized depreciation	(310,360)	(3,729,094)

Net tax unrealized appreciation (depreciation)	$2,167,404	$4,247,301

Undistributed ordinary income	1,228,201	963,289
Undistributed long-term capital gain	312,178	1,590,457

Total distributable earnings	$1,540,379	$2,553,746
Other accumulated gain/(loss)	(43,427)	(48)

Total accumulated earnings/(loss)	$3,751,210	$6,800,999

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2011

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2011, the following table shows the reclassifications made:

	Core Fixed Income Fund	Diversified Equity Fund
Undistributed Net Investment Income (Loss)	$(268,110)	$(50,489)
Accumulated Net Realized Gain (Loss)	$(354,091)	$(596,148)
Paid-in Capital	$622,201	$646,637

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2011. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2011. At August 31, 2011, the fiscal years 2008 through 2011 remain open to examination in the Core Fixed Income Fund’s major tax jurisdictions. At August 31, 2011, the fiscal years 2009 through 2011 remain open to examination in the Diversified Equity Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 0.95% for the Diversified Equity Fund and 0.80% for the Core Fixed Income Fund of the Funds’ average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or reimburse the Funds’ other expenses to the extent necessary to ensure that the Funds’ total annual operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connections with any merger or reorganizations, acquired fund fees and expenses, or extraordinary expenses such as litigations) do not exceed 1.00% for the Core Fixed Income Fund and 1.40% for Diversified Equity Fund (the “Expense Limitation Cap”) of the Funds’ average daily net assets.

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on each Fund’s average daily net assets.

Core Fixed Income Fund

Neuberger Berman Fixed Income LLC

Schroder Investment Management North America Inc.

William Blair & Company, LLC

Diversified Equity Fund

Delaware Management Company

Loomis, Sayles & Company, L.P.

Mellon Capital Management Corporation

Neuberger Berman Management, LLC

William Blair & Company, LLC

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2011

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes the Trust to pay Foreside Fund Services, LLC (the “Distributor”) a distribution fee of 0.25% of the Funds’ average daily net assets. During the year ended August 31, 2011, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$174,262
Diversified Equity Fund	$155,265

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds. This same Trustee is an interested person of Quasar Distributors, LLC, which acts as principal underwriter to several series of the Trust, but not the Funds. The Chief Compliance Officer is also an employee of U.S. Bancorp Fund Securities, LLC. For the year ended August 31, 2011, the Funds were allocated $14,158, and $17,088 of the Trust’s Chief Compliance Officer fee for the Core Fixed Income Fund and Diversified Equity Fund, respectively.

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended August 31, 2011 are summarized below.

	PMC Core Fixed Income	PMC Diversified Equity
Purchases:
U.S. Government	$180,370,788	$—
Other	37,989,878	50,325,589

Sales
U.S. Government	$181,098,405	$—
Other	37,858,799	39,276,041

(8)	New Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PMC Core Fixed Income Fund and

PMC Diversified Equity Fund,

and the Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PMC Core Fixed Income Fund and PMC Diversified Equity Fund (the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of August 31, 2011, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2011, and the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

October 28, 2011

BOARD OF TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Basis for Trustees’ Approval of Investment Advisory Agreement with Envestnet Asset Management, Inc.

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 30, 2011 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund), each a series of the Trust (each, a “Fund,” and collectively, the “Funds”), and Envestnet Asset Management, Inc., the Funds’ investment adviser (“Envestnet”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of each Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by Envestnet, Envestnet’s Form ADV, select financial statements of Envestnet, bibliographic information of Envestnet’s key management and compliance personnel, comparative fee information for the Funds and Envestnet’s other investment products, multi-manager account programs and separately-managed account programs and a summary detailing key provisions of Envestnet’s written compliance program, including its Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by Envestnet, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2012.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by Envestnet to the Funds and the amount of time devoted to the Funds’ affairs by Envestnet’s staff. The Trustees considered Envestnet’s specific responsibilities in all aspects of day-to-day management of the Funds, including its recommendations with respect to the hiring, termination or replacement of each of the Fund’s sub-advisers and its oversight of investment strategies implemented by each of the Funds’ sub-advisers. The Trustees also considered the qualifications of key personnel at Envestnet involved in the day-to-day activities of the Funds, including Brandon R. Thomas who serves as the portfolio manager for the segment of each Fund’s assets managed by Envestnet. The Trustees reviewed information provided by Envestnet in a due diligence summary, including a summary detailing the key features of Envestnet’s compliance program, and Envestnet’s marketing activity and goals and its continuing commitment to the growth of the Funds’ assets. The Trustees noted that during the course of the prior year they had met with representatives of Envestnet in person to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by Envestnet. The Trustees discussed in detail Envestnet’s handling of compliance matters including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Envestnet’s compliance program and oversight of the compliance programs of the Funds’ sub-advisers. The Trustees concluded that Envestnet had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and managing the Funds under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as Envestnet’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND ENVESTNET

The Trustees discussed the performance of the Core Fixed Income Fund for the year-to-date, one-year and three-year periods ended July 31, 2011. The Trustees also discussed the performance of the Diversified Equity Fund for the year-to-date and one-year periods ended July 31, 2011. In assessing the quality of the portfolio management services delivered by Envestnet under the “manager of managers” structure, the Trustees also compared the short-term and long-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Barclays Capital Aggregate Bond Index for the Core Fixed Income Fund and the MSCI World Index for the Diversified Equity Fund) and in comparison to a peer group of similar funds as constructed by data presented by Morningstar, Inc. (a peer group of U.S. open-end intermediate-term bond funds for the Core Fixed Income Fund and a peer group of U.S. open-end world stock funds for the Diversified Equity Fund). The Trustees noted that the Core Fixed Income Fund’s performance for the year-to-date and one-year periods ended July 31, 2011 were slightly below but in-line with its peer group average for those periods, and its performance for the three-year period ended July 31, 2011 was above its peer group average for that period and ranked in the 10th percentile. The Trustees noted that the Diversified Equity Fund’s performance for the year-to-date and one-year periods ended July 31, 2011 were above its peer group average for those periods. After considering all of the information, the Trustees concluded that the performance obtained by Envestnet for the Funds was satisfactory under current market conditions and that Envestnet has developed the necessary expertise and resources in selecting and managing the sub-advisers to the Funds to provide investment advisory services in accordance with each Fund’s investment objective and strategy. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from Envestnet’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY ENVESTNET

The Trustees considered the cost of services and the structure of Envestnet’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its peer group of similar funds as constructed by data presented by Morningstar, Inc. (a peer group of U.S. open-end intermediate-term bond funds for the Core Fixed Income Fund and a peer group of U.S. open-end world stock funds for the Diversified Equity Fund), and Envestnet’s other investment products, multi-manager account programs and separately-managed account programs, as well as the fee waivers and expense reimbursements of Envestnet. In reviewing the Funds’ fees and total expense structure, the Trustees took into account the Funds’ “manager of managers” structure, noting that Envestnet pays each of the Fund’s sub-advisory fees out of its own management fees, and that the Funds were not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Envestnet, reviewing Envestnet’s financial information and noting that Envestnet had subsidized the Funds’ operations since their inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to Envestnet from the fees payable under the Agreement and the expense subsidizations undertaken by Envestnet. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the August 30, 2011 meeting, as well as the presentations made by Envestnet over the course of the year.

The Trustees noted that the Core Fixed Income Fund’s contractual management fee of 0.80% was above its peer group average of 0.51% and ranked highest among its peers. The Trustees observed that the Core Fixed Income Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.00% was slightly above but in-line with its peer group average of 0.99%, with each falling within the third quartile. The Trustees then compared the fees paid by the Core Fixed Income Fund to the fees associated with Envestnet’s other investment products, multi-manager account programs and separately-managed account programs and noted that the Core Fixed Income Fund’s fees were reasonable.

The Trustees noted that the Diversified Equity Fund’s contractual management fee of 0.95% was slightly above its peer group average of 0.91%, with each falling within the third quartile. The Trustees observed that the Diversified Equity Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.40% was below its peer group average of 1.51%, with each falling within the second quartile. The Trustees then compared the fees paid by the Diversified Equity Fund to the fees associated with Envestnet’s other investment products, multi-manager account programs and separately-managed account programs and noted that the Diversified Equity Fund’s fees were reasonable.

The Trustees concluded that the Funds’ expenses and the management fees paid to Envestnet were fair and reasonable in light of the comparative performance, expense and management fee information and considering the Funds’ “manager of managers” structure. The Trustees further concluded that Envestnet’s profit from sponsoring the Funds had not been, and currently was not, excessive and that Envestnet maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Funds’ assets grow (and if so, how whose economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by Envestnet with respect to the Funds. The Trustees noted that the Funds’ management fee structures allowed for breakpoint reductions as the Funds’ assets grow in size. The Trustees concluded that Envestnet’s management fee structure and any applicable expense waivers were reasonable and reflected a sharing of economies of scale between Envestnet and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by Envestnet from its association with the Funds. The Trustees also noted that Envestnet receives no soft dollar benefits with respect to its management of the Funds. The Trustees concluded that any benefits Envestnet received from its management of the Funds, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Funds and their shareholders.

Basis for Trustees’ Approval of Sub-Advisory Agreements for the PMC Core Fixed Income Fund

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 30, 2011 to consider the renewal of the sub-advisory agreements (the “Sub-Advisory Agreements”) for the PMC Core Fixed Income Fund (the “Fund”), a series of the Trust, entered into between Envestnet Asset Management, Inc., the Fund’s investment adviser (“Envestnet”), and each of the following sub-advisers (the “Sub-Advisers”):

•	Neuberger Berman Fixed Income LLC (“NBFI”); and
•	Schroder Investment Management North America Inc. (“Schroder”).

In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by each of NBFI and Schroder (including a due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including the Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information with respect to each segment of the Fund’s assets managed by NBFI and Schroder, respectively. Based on their evaluation of the information provided by Envestnet, NBFI and Schroder, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Sub-Advisory Agreements for an additional one-year term ending August 31, 2012.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of NBFI and Schroder to the Fund. The Trustees considered NBFI’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Andrew Johnson, who serves as the portfolio manager for the segment of the Fund’s assets managed by NBFI, and other key personnel at NBFI. The Trustees also considered Schroder’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Wesley Sparks, who serves as the portfolio manager for the segment of the Fund’s assets managed by Schroder, and other key personnel at Schroder. The Trustees also considered information provided by each of NBFI and Schroder prior to the August 30, 2011 meeting, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that NBFI and Schroder had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of NBFI and Schroder to the Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by NBFI and Schroder, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by NBFI for the year-to-date, one-year, three-year and since inception periods ended May 31, 2011. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by NBFI on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of NBFI’s separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted that, for each period, the segment of the Fund’s portfolio managed by NBFI outperformed the comparable index and was in-line with the performance of the comparable NBFI composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Schroder for the year-to-date, one-year, three-year and since inception periods ended May 31, 2011. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Schroder on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index) and in comparison to two composites of Schroder’s separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted that, for each period, the segment of the Fund’s portfolio managed by Schroder outperformed the comparable index and was in-line with the performance of the comparable Schroder composites.

After considering all the information, the Trustees concluded that the performance obtained by each of NBFI and Schroder for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by NBFI and Schroder.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to NBFI and Schroder under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of NBFI and Schroder. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to NBFI and Schroder. Consequently, the Trustees did not consider the costs of services provided by each of NBFI and Schroder or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of NBFI and Schroder by Envestnet were reasonable in light of the services provided by NBFI and Schroder.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to NBFI and Schroder are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of NBFI and Schroder from their association with the Fund. The Trustees concluded that the benefits that each of NBFI and Schroder may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of Envestnet with respect to NBFI and Schroder. Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Sub-Advisory Agreements as being in the best interests of the Fund and its shareholders.

Basis for Trustees’ Approval of Sub-Advisory Agreements for the PMC Diversified Equity Fund

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 30, 2011 to consider the renewal of the sub-advisory agreements (the “Sub-Advisory Agreements”) for the PMC Diversified Equity Fund (the “Fund”), a series of the Trust, entered into between Envestnet Asset Management, Inc., the Fund’s investment adviser (“Envestnet”), and each of the following sub-advisers (the “Sub-Advisers”):

•	Delaware Management Company (“Delaware”);
•	Loomis, Sayles & Company, L.P. (“Loomis Sayles”);
•	Mellon Capital Management Corporation (“Mellon”); and
•	Neuberger Berman Management, LLC (“Neuberger”).

In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by each of Delaware, Loomis Sayles, Mellon and Neuberger (including a due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including the Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information with respect to each segment of the Fund’s assets managed by Delaware, Loomis Sayles, Mellon and Neuberger, respectively. Based on their evaluation of the information provided by Envestnet, Delaware, Loomis Sayles, Mellon and Neuberger, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Sub-Advisory Agreements for an additional one-year term ending August 31, 2012.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of Delaware, Loomis Sayles, Mellon and Neuberger to the Fund. The Trustees considered Delaware’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Francis X. Morris, Michael S. Morris, Christopher S. Adams and Donald G. Padilla, who serve as portfolio managers for the segment of the Fund’s assets managed by Delaware, and other key personnel at Delaware. The Trustees considered Loomis Sayles’ responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Warren N. Koontz and James L. Carroll, who serve as portfolio managers for the segment of the Fund’s assets managed by Loomis Sayles, and other key personnel at Loomis Sayles. The Trustees considered Mellon’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Ron Gala, who serves as the portfolio manager for the segment of the Fund’s assets managed by Mellon, and other key personnel at Mellon. The Trustees also considered Neuberger’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Benjamin Segal and Conrad A. Saldanha, who serve as portfolio managers for the segment of the Fund’s assets managed by Neuberger, and other key personnel at Neuberger. The Trustees also considered information provided by each of Delaware, Loomis Sayles, Mellon and Neuberger prior to the August 30, 2011 meeting, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that Delaware, Loomis Sayles, Mellon and Neuberger had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of Delaware, Loomis Sayles, Mellon and Neuberger to the Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by Delaware, Loomis Sayles, Mellon and Neuberger, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Delaware for the year-to-date, one-year and since inception periods ended May 31, 2011. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Delaware on both an absolute basis and in comparison to a benchmark index (the Russell 2000 Index) and in comparison to a composite of Delaware’s separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted that, for each period, the segment of the Fund’s portfolio managed by Delaware outperformed the comparable index and was in-line with the performance of, or out-performed, the comparable Delaware composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Loomis Sayles for the year-to-date, one-year, three-year and since inception periods ended May 31, 2011. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Loomis Sayles on both an absolute basis and in comparison to multiple benchmark indices (the Russell 1000 Index, the Russell 1000 Value Index and the S&P 500 Index) and in comparison to multiple composites of Loomis Sayles’ separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted that, for each period, the segment of the Fund’s portfolio managed by Loomis Sayles was in-line with the comparable indices and the comparable Loomis Sayles composites.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Mellon for the quarter and since inception periods ended May 31, 2011. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Mellon on both an absolute basis and in comparison to the Fund as a whole. The Trustees noted that for the quarter ended May 31, 2011, the performance for the segment of the Fund’s portfolio managed by Mellon was slightly below the Fund’s performance as a whole. However, for the since inception period ended May 31, 2011, the performance for the segment of the Fund’s portfolio managed by Mellon was above the Fund’s performance as a whole.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Neuberger for the quarter and since inception periods ended May 31, 2011. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Neuberger on both an absolute basis and in comparison to the Fund as a whole. The Trustees noted that for both the quarter and since inception periods ended May 31, 2011, the performance for the segment of the Fund’s portfolio managed by Neuberger was above the Fund’s performance as a whole.

After considering all the information, the Trustees concluded that the performance obtained by each of Delaware, Loomis Sayles, Mellon and Neuberger for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by Delaware, Loomis Sayles, Mellon and Neuberger.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to Delaware, Loomis Sayles, Mellon and Neuberger under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of Delaware, Loomis Sayles, Mellon and Neuberger. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Delaware, Loomis Sayles, Mellon and Neuberger. Consequently, the Trustees did not consider the costs of services provided by each of Delaware, Loomis Sayles, Mellon and Neuberger or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of Delaware, Loomis Sayles, Mellon and Neuberger by Envestnet were reasonable in light of the services provided by Delaware, Loomis Sayles, Mellon and Neuberger.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to Delaware, Loomis Sayles, Mellon and Neuberger are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of Delaware, Loomis Sayles, Mellon and Neuberger from their association with the Fund. The Trustees concluded that the benefits that each of Delaware, Loomis Sayles, Mellon and Neuberger may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of Envestnet with respect to Delaware, Loomis Sayles, Mellon and Neuberger. Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Sub-Advisory Agreements as being in the best interests of the Fund and its shareholders.

Basis for Trustees’ Approval of Interim and New Sub-Advisory Agreements with William Blair & Company, L.L.C.

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on June 20, 2011 to consider the approval of an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement) for the PMC Core Fixed Income Fund and the PMC Diversified Equity Fund (the “Funds”), each a series of the Trust, entered into between Envestnet Asset Management, Inc., the Funds’ investment adviser (“Envestnet”), and William Blair & Company, L.L.C. (“William Blair”). The Trustees noted that the current sub-advisory agreement between Singer

Partners, LLC (“Singer”) and Envestnet (the “Singer Sub-Advisory Agreement”) would automatically terminate on June 30, 2011 due to the assignment of Singer’s duties under the agreement to William Blair. In reaching their decision to approve the Interim Sub-Advisory Agreement, the Trustees received information provided by Singer and William Blair, including a press release provided to the Trustees prior to the meeting, indicating that key employees of Singer, including the persons who currently served as portfolio managers to the Funds, would become employees of William Blair effective June 30, 2011 and thereafter Singer’s business would wind down and the firm would be dissolved. Representatives from Singer and William Blair participated in the meeting and represented to the Trustees that neither Singer nor William Blair would receive any compensation or other benefit as a result of the Singer employees becoming employees of William Blair. A representative from William Blair provided the Trustees with an overview of William Blair’s advisory business, including its background and history as an investment manager, noting that William Blair had a compliance program and code of ethics in place that conformed to the requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and that the firm had not had any recent regulatory issues or concerns. The Trustees received confirmation that the new global macro team established at William Blair would consist solely of the former Singer employees, and that William Blair had no plans to change the investment strategy currently employed by Singer for the Funds. Based on their evaluation of the information provided by Envestnet, Singer and William Blair, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act (the “Independent Trustees”)), approved the Interim Sub-Advisory Agreement pursuant to Rule 15a-4 under the Investment Company Act.

The Trustees then subsequently met at an in-person meeting on July 21, 2011 to consider the approval of a new sub-advisory agreement (the “New Sub-Advisory Agreement”) for the Funds between Envestnet and William Blair. In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the New Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including copies of the New Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the New Sub-Advisory Agreement, due diligence materials prepared by William Blair (including a due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including the Code of Ethics) and other pertinent information. Based on their evaluation of the information provided by Envestnet and William Blair, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the New Sub-Advisory Agreement for an initial two-year term ending July 21, 2013.

DISCUSSION OF FACTORS CONSIDERED

In considering the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY WILLIAM BLAIR TO THE FUNDS

The Trustees considered the nature, extent and quality of services to be provided by William Blair to the Funds. The Trustees considered William Blair’s specific responsibilities in all aspects of day-to-day management of a portion of the Funds’ assets, as well as the qualifications, experience and responsibilities of the portfolio managers that would be involved in the day-to-day activities of the Funds, which consisted of the same persons who currently sub-advised the Funds under the Singer Sub-Advisory Agreement, including Brian D. Singer, Edwin Denson, Thomas Clarke, Edouard Senechal and Renato Staub (the “Portfolio Managers”). The Trustees concluded that William Blair had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND WILLIAM BLAIR

In assessing the portfolio management services to be provided by William Blair, the Board considered the experience and background of the Portfolio Managers and performance of the segment of the Funds’ assets currently managed by the Portfolio Managers. In considering performance, the Trustees noted that they had reviewed performance information as well as the qualifications, background and experience of the Portfolio Managers at a meeting of the Board held on February 4, 2011, at which the Board had previously considered the approval of Singer as a sub-adviser to the Funds. The Trustees concluded that the Funds and their shareholders were likely to benefit from William Blair’s management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY WILLIAM BLAIR

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to William Blair under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, which would be identical to the fees paid by Envestnet to Singer. Since William Blair’s sub-advisory fees would be paid by Envestnet, the overall advisory fee paid by the Funds would not be directly affected by William Blair’s sub-advisory fee. Consequently, the Trustees did not consider the costs of services to be provided by William Blair or its profitability from its relationship with the Funds because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to William Blair by Envestnet were reasonable in light of the services to be provided by William Blair.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

Since the sub-advisory fees payable to William Blair would not be paid by the Funds, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Funds’ assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by William Blair from its association with the Funds. The Trustees concluded that the benefits that William Blair may receive appear to be reasonable.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances, including the recommendation of Envestnet with respect to William Blair. Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement as being in the best interests of the Funds and their shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PMC FUNDS

Additional Information (Unaudited)

Tax Information

For the fiscal year ended August 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	3.34%
Diversified Equity Fund	52.46%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2011 was as follows:

Core Fixed Income Fund	3.34%
Diversified Equity Fund	24.30%

For the year August 31, 2011, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

Core Fixed Income Fund	53.36%
Diversified Equity Fund	83.48%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section (852)(b)(3) the amount necessary to reduce the earnings on profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2011. Both Funds utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The amounts designated as long-term capital gains were as follows:

Core Fixed Income Fund	$126,097
Diversified Equity Fund	$400,344

Indemnification

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-866-762-7338.

PMC Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	30	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present); Director, Flight Standards & Training (1990–1999).	30	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	30	Independent Trustee, Gottex Multi-Asset Endowment Fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives Fund complex (three closed-end investment companies); Ramius IDF, LLC (a closed-end investment company).

Interested Trustee and Officers
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	30	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 10, 2008 (Vice President); Since September 10, 2008 (Treasurer)	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

PMC Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee

Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 64	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 32	Secretary	Indefinite Term; Since November 15, 2005	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 37	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Funds.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser, sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-866-762-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record is available without charge, either upon request by calling the Funds toll free at 1-866-762-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, 24th Floor Chicago, Illinois 60601

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2011	FYE 8/31/2010
Audit Fees	$47,700	$46,350
Audit-Related Fees	0	0
Tax Fees	$9,760	$9,480
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2011	FYE 8/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2011	FYE 8/31/2010
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Present and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940

(the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed November 9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ Joseph Neuberger
Joseph Neuberger, President

Date	November 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joseph Neuberger
Joseph Neuberger, President

Date	November 1, 2011

By (Signature and Title)*	/s/ John Buckel
John Buckel, Treasurer

Date	November 1, 2011

* Print the name and title of each signing officer under his or her signature.